Filed pursuant to Rule 497(a)(1)
Securities Act File No.: 333-141917
Rule 482 Advertisement

WISCONSIN CAPITAL FUNDS, INC.

Dear fellow shareholder:	April 16, 2007

I am very excited to announce that we have filed a mutual fund registration statement with the Securities & Exchange Commission (SEC) to begin two new funds, the Plumb Balanced Fund and the Plumb Equity Fund. These new mutual funds should be available to investors sometime this summer, once the filing becomes effective. I will be the primary portfolio manager and hope you will allow me to tell you more about these funds after the SEC has approved offering them to investors.

Our Wisconsin Capital Management team is delighted to be once again responsible for the quality of our mutual fund shareholder service and communication as well as all aspects of the investment process.

After twenty years managing the Dreyfus Premier Balanced Opportunity Fund (formerly the Thompson Plumb Balanced Fund), I am no longer associated with that Fund. Dreyfus Corporation plans to continue marketing that fund with a portfolio management team that is affiliated with Dreyfus.

Concurrent with the changes, Dreyfus has announced that it will be liquidating the Dreyfus Premier Blue Chip and Select Funds (formerly the Thompson Plumb Blue Chip Fund and the Thompson Plumb Select Fund) on or about May 25. Wisconsin Capital Management will remain responsible for the investments in these funds until that time.

We will contact you again shortly with a suggested plan of action regarding your holdings in these funds.

You should consider the investment objectives, risks, and charges and expenses of the Plumb Balanced Fund and the Plumb Equity Fund carefully before considering whether to invest. This and other information about these new funds is contained in their prospectus, which has been filed with the SEC as part of the registration statement. We will be happy to send you a copy of the prospectus as soon as it is available.

Please note that the information in this letter and the prospectus is not complete and may be changed. The funds may not sell their shares until the registration statement filed with the SEC is effective. Neither this letter nor the prospectus is an offer to sell fund shares and they are not soliciting an offer to buy fund shares in any state where the offer or sale is not permitted.

After you have had an opportunity to review the prospectus for the Plumb Balanced and Equity Funds, please contact me at (608) 824-8800 or (888) 856-8801 if you have any questions or would like to know how to invest in the funds.

I am truly looking forward to providing you, our clients and shareholders, the type of personal service, and hopefully investment performance, that you deserve and were accustomed to historically. We will keep you apprised of developments on the organization of our new funds.

Sincerely,

/s/ Thomas G. Plumb

Thomas G. Plumb, CFA
President
Wisconsin Capital Funds, Inc.